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                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                August 26, 1999


                             AMSOUTH BANCORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-7476                  63-0591257
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)



                              AMSOUTH-SONAT TOWER
                            1900 FIFTH AVENUE NORTH
                           BIRMINGHAM, ALABAMA  35203
          (Address, including zip code, of principal executive office)

      Registrant's telephone number, including area code:  (205) 320-7151



                                 Not applicable

          (Registrant's former address of principal executive office)

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Item 5.  Other Events

     On May 31, 1999, AmSouth Bancorporation, a Delaware corporation (the "Registrant"), entered into an Agreement and Plan of Merger by and among the Registrant, First American Corporation, a Tennessee corporation ("First American"), and Alpha/Foxtrot Acquisition Corp., a Delaware corporation and a newly formed wholly owned subsidiary of the Registrant, for a tax-free stock merger pursuant to which each outstanding share of common stock, par value $2.50 per share, of First American would be converted into 1.871 shares of the Registrant's common stock par value $1.00 per share (the "Proposed Merger"). Registrant is filing this Form 8-K with respect to a presentation to investors regarding the Proposed Merger.

     This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and business of the Registrant and, assuming the consummation of the Proposed Merger, the combined company. You can find many of these statements by looking for words such as "targeted", "opportunities", "assumption", "expected", "pro forma," "creates" or similar expressions. These forward-looking statements involve substantial risks and uncertainties. Some of the factors that may cause actual results to differ materially from those contemplated by the forward-looking statements include the following possibilities:

     . combining the businesses of the Registrant and First American may cost more than we expect;

     . integrating the businesses of the Registrant and First American and retaining key personnel may be more difficult than we expect;

     . our revenues after the merger may be lower than we expect, or our operating costs may be higher than we expect;

     . expected cost savings from the merger may not be fully realized or may not be realized within the expected time frame;

     .  we may lose more business or customers after the merger than we expect;

     . there may be increases in competitive pressure among financial institutions;

     .  changes in the interest rate environment may reduce interest margins;

     . general economic conditions, either nationally or in some or all of the states in which the combined company will be doing business, or conditions in securities markets, may be less favorable than we currently anticipate;

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     .  legislation or regulatory changes may adversely affect our business; or

     . technological changes (including "Year 2000" data system compliance issues) may be more difficult or expensive than anticipated.

Item 7.   Financial Statements and Exhibits

     (c)   Exhibits.

         99.1 Investor presentation materials used by the Registrant beginning in August of 1999 relating to the Proposed Merger.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 26, 1999

                             AMSOUTH BANCORPORATION


                             By: /s/ Carl L. Gorday
                                -------------------------
                             Name: Carl L. Gorday
                              Title: Assistant Secretary

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                                 Exhibit Index

99.1 Investor presentation materials used by the Registrant beginning in August of 1999 relating to the Proposed Merger.

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                             AmSouth/First American

                             A Winning Combination

                                  August 1999

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                           FORWARD-LOOKING STATEMENTS

    This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and business of AmSouth Bancorporation and, assuming the consummation of the merger, a combined AmSouth Bancorporation/First American Corporation. You can find many of these statements by looking for words such as "targeted", "opportunities", "assumption", "expected", "pro forma," "creates" or similar expressions. These forward-looking statements involve substantial risks and uncertainties. Some of the factors that may cause actual results to differ materially from those contemplated by the forward-looking statements include the following possibilities:

     . combining the businesses of AmSouth Bancorporation and First American Corporation may cost more than we expect;

     . integrating the businesses of AmSouth Bancorporation and First American Corporation and retaining key personnel may be more difficult than we expect;

     . our revenues after the merger may be lower than we expect, or our operating costs may be higher than we expect;

     . expected cost savings from the merger may not be fully realized or may not be realized within the expected time frame;

     .  we may lose more business or customers after the merger than we expect;

     . there may be increases in competitive pressure among financial institutions;

     .  changes in the interest rate environment may reduce interest margins;

     . general economic conditions, either nationally or in some or all of the states in which the combined company will be doing business, or conditions in securities markets, may be less favorable than we currently anticipate;

     .  legislation or regulatory changes may adversely affect our business; or

     . technological changes (including "Year 2000" data system compliance issues) may be more difficult or expensive than anticipated.

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